                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 June 16, 1998


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

     New Jersey                     1-1-432                       22-2429994
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(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)                 Identification
incorporation)                                                Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code:   732-389-1182

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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         (Former name or former address, if changed from last report)
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                                     - 2 -

     Item 5.     Other Events
                 ------------

                 Roberts Pharmaceutical Corporation today announced it has agreed to out-license to Adolor Corporation the compound LY246736, a gastrointestinal (GI) agent in the early stages of development.

     Adolor, a biopharmaceutical company headquartered in Malvern, Pennsylvania, is engaged in the development of novel analgesics and related therapeutics based upon proprietary chemistry and receptor technology.

     Roberts said that out-licensing LY246736 is consistent with its strategy to maximize, within the shortest time possible, returns on its R&D investments by focusing those resources on the internal development of compounds that are further advanced in its pipeline.

     Details of the transaction were not disclosed, but Roberts said it will receive an up front, non refundable, cash payment for granting Adolor a 13 month exclusive worldwide option. During this option period, Adolor will complete Phase I studies of LY246736. If Adolor then exercises its option to license the compound, Roberts would receive a second cash payment, followed by milestone fees, and a royalty on future sales. Additionally, Adolor has agreed to provide Roberts with an opportunity to negotiate for a sublicense to market any product resulting from the commercialization of LY246736 should Adolor decide to seek or consider a third-party offer for such marketing rights.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ROBERTS PHARMACEUTICAL CORPORATION
                                -----------------------------------
                                         (Registrant)

Date: June 17, 1998             By: /s/ Anthony A. Rascio
                                    -------------------------------
                                    Anthony A. Rascio
                                    Vice President
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                                     - 3 -

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.